                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 August 15, 2001
                                                                 ---------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      (As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)


 Laws of the United States           333-29495-01              51-0269396
 -------------------------           ------------              ----------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation or                  File Number)         Identification Number)
organization)


201 North Walnut Street, Wilmington, Delaware                         19801
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(Address of principal executive offices)                            (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


The First National Bank of Atlanta, 77 Read's Way, New Castle Corporate Commons,
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New Castle, Delaware 19720
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5. Other Events

                On July 27, 2001, First USA Bank, National Association became the Transferor and Servicer of Partners First Credit Card Master Trust pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of January 31, 2000 as assumed by the Assumption Agreement for Partners First dated July 27, 2001 by and between First USA Bank, National Association, the First National Bank of Atlanta d/b/a Wachovia Bank Card Services and The Bank of New York.


Exhibit No.     Document Description
-----------     --------------------
      4.1       Assumption Agreement for Partners First

Item 7. Financial Statements, Pro Forma financial Statements and Exhibits
                See separate index to exhibits.

Exhibit No.     Document Description
-----------     --------------------
      20.1      Excess Spread Analysis

      20.2      Monthly Servicer's Certificate

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST



                         By:  /s/ Tracie H. Klein
                              ---------------------------------
                             Name:  Tracie H. Klein
                             Title: First Vice President



Date: August 15, 2001
      ---------------
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                               INDEX TO EXHIBITS

Exhibit Number          Exhibit
--------------          -------
       4.1              Assumption Agreement for Partners First
      20.1              Excess Spread Analysis
      20.2              Monthly Servicer's Certificate